SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934





       Date of Report (Date of earliest event reported): January 20, 1999



                                The Stanley Works
               (Exact name of registrant as specified in charter)


  Connecticut                        1-5224                    06-058860
(State or other                   (Commission               (IRS Employer
jurisdiction of                   File Number)            Identification No.)
incorporation)



1000 Stanley Drive, New Britain, Connecticut            06053
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:(860) 225-5111




                         Not Applicable
   (Former name or former address, if changed since last report)









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         Item 5.           Other Events.

                           1.       On January 19,1999, the Registrant announced
that it had signed an agreement to meet the very latest Federal Trade Commission guidelines for Made in USA labeling on its mechanics tools. Attached as Exhibit
(20)(i) is a copy of the Registrant's press release.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      20(i) Press Release dated January 19, 1999 announcing
                                 an agreement with the Federal Trade Commission relating to Made in USA labeling.




































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                                    SIGNATURE




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                                         THE STANLEY WORKS



Date: January 20, 1999                      By:          Stephen S. Weddle
                                                         -----------------
                                            Name:        Stephen S. Weddle
                                            Title:       Vice President, General
                                                         Counsel and Secretary

































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                                                                  Exhibit 20 (i)


                          Agreement with FTC Reinforces
                       Stanley's Commitment to Made in USA


         New Britain, CT, January 19, 1999 -- The Stanley Works has signed an agreement to meet the very latest Federal Trade Commission guidelines for Made in USA labeling on its mechanics tools.

         The guidelines were announced by the FTC in December of 1997. Almost all of Stanley's products met the new guidelines even before they were announced.

         Immediately following the change in FTC guidelines, Stanley voluntarily took steps to ensure that all of its products would comply with the change. Those steps have been taken, and the agreement announced today does not require Stanley to make any additional changes.

     "Stanley has always acted in accordance with U.S. law," said John M. Trani, Chairman and Chief Executive Officer. "We voluntarily took actions to meet or exceed the latest and most stringent FTC guidelines."

         The agreement between Stanley and the FTC imposes no fines or penalties and does not require the company to agree with any FTC statements about past compliance.




MEDIA CONTACT:                                       INVESTOR RELATIONS CONTACT:
Vance Meyer                                          Gerry Gould
(860) 827-3871 (office)                              (860) 827-3833 (Office)
(203) 795-0581 (home)





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